Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies.
Commitments and Contingencies

26.  Commitments and Contingencies

a)     Supplier contract

In order to better manage the Group’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Group entered into a number of multi-year supply agreements in amounts that were expected to meet the Group’s anticipated production needs. As a condition to its receiving the raw materials under those agreements, and in line with industry practice, the Group was required to, and has made prepayments for all, or a portion, of the total contract price to the suppliers, which are then offset against future purchases. The Group has completed re-negotiating certain of its supplier arrangements and is currently in the process of re-negotiating the remaining prepayment obligations with its suppliers.

Set out below are the Group’s fixed obligations under these multi-year contracts including “take or pay” arrangements.

Obligations under Multi-year Supply Agreements, including “Take or Pay” Supply Agreements

The Group’s multi-year supply agreements with some suppliers are structured as fixed price and quantity “take or pay” arrangements which allow the supplier to invoice the Group for the full stated purchase price of polysilicon or silicon wafers the Group is obligated to purchase each year, whether or not the Group actually purchases the contractual volume. In the years ended December 31, 2013 ,2014 and 2015, the Company failed to perform purchase obligations of RMB 259 million, 507 million and 877 million, respectively, under a take-or-pay supply agreement with Hemlock, as it is currently renegotiating with Hemlock. While its take-or-pay arrangements pursuant to certain LTAs are characterized as unconditional purchase commitments which require disclosure under ASC 440-10-50-2 and 4, a separate assessment is performed to determine whether losses should be accrued on those inventory purchase commitments in accordance with ASC 330-10-35-17 to 18. (Refer to Note 2(g) and Note 7 Inventories).

In addition to the “take or pay” supply agreements, the Group has also entered into other multi-year supply agreements to purchase fixed volumes of polysilicon or silicon wafers from certain suppliers. Under these agreements, the purchase price is to be periodically adjusted based on prevailing market price or relevant energy price index. Purchases made under “take or pay” agreements amounted to RMB 957,358, RMB 1,581,048 and RMB 1,929,867for the years ended December 31, 2013, 2014 and 2015, respectively. The Group’s future obligations under multi-year supply agreements, including “take or pay” supply agreements are as follows:

	“Take or pay” supply agreements	Other Multi-year supply agreements *	Total
	(in RMB)	(in RMB)	(in RMB)
Twelve Months Ending December 31
2016	2,331,838	363,267	2,695,105
2017	1,687,817	—	1,687,817
2018	1,649,245	—	1,649,245
2019	1,610,673	—	1,610,673
2020	808,453	—	808,453

Total	8,088,026	363,267	8,451,293

* includes only purchase commitments with fixed or minimum price provisions.

In addition, the Group has also entered into other supply agreements with variable price provisions, under which the purchase price is based on market prices with price adjustment terms. The Group has committed to purchase polysilicon and silicon wafers with the quantity of 0 metric tons and 720 million pieces respectively during 2016 to 2018, which are with variable price provisions and not included in the above table.

Outstanding supplier advances made to suppliers with whom the Group has entered into “take or pay” arrangements amounted to RMB 561,363 and RMB 341,447 as of December 31, 2014 and 2015, respectively.

If the Group fails to meet the obligations, including purchase quantity commitments, under the amended agreements and are unable to further renegotiate the terms of these multi-year supply agreements, the Group may be forced to forfeit certain prepayment amounts and be subject to claims or other disputes which could materially and adversely affect the Group’s results of operations, and financial position.

b)    Litigation regarding the long-term supply contract with Hemlock

The Group entered into a long-term polysilicon supply contract with Hemlock in March 2011 and the agreement is structured as fixed price and quantity “take or pay” arrangement from 2013 to 2020. Under the long-term supply contract, the Group is required to make the advance payments and purchase a contracted minimum volume of polysilicon at predetermined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2013. Due to significant decrease of silicon price in the market and uncertainties brought by high anti-dumping and anti-subsidy tariff imposed after the supply contract was signed, the Group believes performance of the contract is commercially unreasonable and therefore, it did not make full advance payment and accept any delivery in 2013 , 2014 and 2015. On March 31, 2015, Hemlock gave notice to the Group to terminate the long-term polysilicon supply contract with immediate effect. Hemlock stated that the reason for the termination was an alleged breach of the supply contract by the Group and demanded that the Group pay US$921 million, which comprised of the remaining advance prepayments, take-or-pay for the period from 2013 to 2020 and the financial penalty for the late payments till March 31, 2015. After the notice was received, management had several runs of negotiation with Hemlock. As of the date of this report, the Company is still in the process of negotiating with Hemlock and no formal agreement is reached. Due to the fact that no written agreement has been reached, the Group continued to assess whether there would be loss on firm purchase commitments by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory, and concluded that no loss provision under the supply contract with Hemlock is required as of December 31, 2013, 2014and 2015. (Refer to Note 7 Inventory). As of December 31, 2014 and 2015, full provision with the amount of RMB63.3 million (US$10.2 million) was provided against the prepayment balance to Hemlock under the long-term supply contract.

On April 18, 2016, the Group was served with court papers for a lawsuit brought by Hemlock against JA Yangzhou in the Supreme Court of the State of New York on January 20, 2015. Hemlock claimed damages in an amount to be proved at trial, of not less than US$921 million. The Group is currently reviewing the claim and is also continuing the negotiation with Hemlock. The Group is currently unable to estimate the possible loss or possible range of loss, if any, associated with the resolution of the lawsuit. Depending on the outcome, however, it might be possible that the Group might be liable for damages up to the claimed amount.

c)    Operating lease commitments

As of December 31, 2014, the Group has several operating lease agreements to lease certain assets, including offices, dormitory and land. These non-cancelable operating leases expire from July 2010 to May 2017, with rental fees that approximates market rents.

Future minimum obligations for operating leases are as follows:

(in RMB)
2016	69,794
2017	7,448
2018	1,847
2019	510
Thereafter	510

Total	80,109

Rent expense under all operating leases was RMB 53,422, RMB 61,950 and RMB 74,275, for the years ended December 31, 2013, 2014 and 2015, respectively.

d)    Capital expenditure

As of December 31, 2015, the Group had contracted for capital expenditure on machinery and equipment of RMB 581,680.